Exhibit 10.1
AMENDMENT TO OIL AND GAS LEASE

State:	New Mexico

County:	Rio Arriba

Lessor:	Robert B. Rowling et al
c/o Michael T. Popejoy
600 Las Colinas Blvd., Suite 1900
Irving, TX 75039

Lessee:	Approach Oil & Gas Inc.
6500 W. Freeway, Suite 800
Fort Worth, TX 76116

Effective Date:	January 1, 2009
     On February 27, 2007, Lessor executed an Oil and Gas Lease (the “Lease”) in favor of Lynx Production Company, Inc., on those lands (the “Lands”) described in Exhibit “A” attached to the Lease and covering 90,357.544 acres, more or less. The Lease is recorded in Book 530, Page 2524 of the Records of the Rio Arriba County Clerk’s Office. Reference is made to the Lease for all purposes.
     By that Assignment of Oil and Gas Lease dated March 7, 2007, Lynx Production Company, Inc. assigned the Lease to Approach Oil & Gas Inc. This Assignment is recorded in Book 530, Page 2529 of the Records of the Rio Arriba County Clerk’s Office.
     The Lease is recognized by Lessor as being in full force and effect. The Lease is presently owned by Lessee, named above. Lessor acknowledges previous timely notification by Lessee of the existence and cause of delay under Addendum “A”, Paragraph 12 of the Lease, the first such notification occurring on May 2, 2008, with additional notifications occurring on July 31, 2008, August 25, 2008, November 26, 2008, February 23, 2009 and the most recent notification occurring on May 29, 2009. It is the desire of the Lessor and Lessee to amend the Lease as to the particular provisions set out below.
     For adequate consideration, Lessor and Lessee amend the Lease as follows:
I.
          Paragraph 8. c. on page 3 of Addendum “A” to the Lease is hereby deleted in its entirety and the following provision is substituted:
“8.c.	If at the expiration of the primary term, or any extensions of the primary term (the primary term as extended being called, for the remainder of this paragraph, the “primary term”), Lessee is then engaged in the actual drilling of a well in search of oil or gas on lands covered by this lease or lands pooled therewith, or has drilled a producing well or a dry hole thereon during the primary term, then the lease termination provisions in this paragraph 8 shall be postponed so long as at least two (2) wells are drilled and completed or plugged and abandoned at any time during each lease year following the expiration of the primary term (the “Minimum Annual Well Commitment”). Provided further, that should Lessee have satisfied the Minimum Annual Well Commitment for any lease year following the expiration of the primary term and should Lessee during the same lease year commence actual drilling operations on a subsequent well which is thereafter completed or plugged and abandoned during the following lease year, then for purposes of satisfying the Minimum Annual Well Commitment, such a well shall be considered as having been drilled in the lease year in which it is completed or plugged and abandoned.
II.
Paragraph 9 of the Lease and Paragraph 12 of Addendum A of the Lease are hereby deleted in their entirety, and the following provision is substituted, as if Paragraph 9 were never included in the Lease and as if Paragraph 12 of Addendum A originally read as follows:
“12.	Should Lessee be prevented from complying with any express or implied covenant of this lease, or from conducting drilling or reworking operations hereunder, or from producing oil or gas hereunder by reason of Lessee’s inability to obtain equipment or material, or by reason of mechanical failure in the drilling or completion of a well or by virtue of any litigation, injunction or restraining order, governmental or regulatory order or regulation or by failure to obtain permits, or by operation of other force majeure, then the term of this lease shall be extended and all the dates, deadlines, provisions and covenants contained in this lease shall be extended while and so long as Lessee is prevented by any such cause from conducting drilling or reworking operations or from producing oil or gas hereunder, and the time while Lessee is so prevented shall not be counted against Lessee; provided that Lessee must give written notice to Lessor of the existence and cause of such delay with appropriate supporting evidence within 15 days thereafter, therein identifying the portion or portions of the leased premises reasonably affected by such circumstances. The provisions of this item 12 excusing timely performance by Lessee will be applicable only to the portion or portions of the leased premises identified in Lessee’s written notice to Lessor as being reasonably affected by the existence and cause of the delay. The provisions of this item 12 will not be applicable to any and all portions of the leased premises not identified in Lessee’s written notice to Lessor. In no event shall this provision allow an extension of this lease or its term, in whole or in part, past a four (4) year period of time or recurring periods not to exceed four (4) years in the aggregate if the delay is caused by litigation, injunction, restraining order, governmental or regulatory order or by failure to obtain permits, and past a two (2) year period of time or recurring periods not to exceed two (2) years in the aggregate for all other causes.”

     If the terms of this Amendment conflict with the terms of the Lease as originally prepared, then the terms of this Amendment shall govern and control. Except as amended hereby, all of the terms and provisions of the Lease remain as previously stated.
     This Amendment may be executed in multiple counterparts by each of the Lessors to the Lease. Each of the counterparts, when executed by a Lessor and either actually delivered, or delivered by facsimile or electronically to the Lessee shall be deemed an original and shall be binding and effective on each Lessor immediately upon execution. For ease in recording, the signature page and acknowledgement page of any signatory party may be detached from its original and attached to the original executed by Robert B. Rowling and Approach Oil & Gas Inc., and if so attached and recorded, shall be deemed to be one instrument as though all parties executed one and the same Amendment.
     IN WITNESS WHEREOF, this Amendment is executed by each Lessor and by Lessee as of the date of acknowledgement of their signatures, but is effective for all purposes as of the Effective Date stated above.

Lessor:	Lessee:

Approach Oil & Gas Inc.
/s/ Robert B. Rowling
Robert B. Rowling

/s/ Ralph Manoushagian

/s/ Terry H. Rowling	By:	Ralph Manoushagian
Terry H. Rowling		Exec. Vice President — Land

Lessor:

/s/ William C. Dunlap
William C. Dunlap

/s/ Deborah B. Dunlap
Deborah B. Dunlap

/s/ Thomas E. Hassen
Thomas E. Hassen

/s/ Melinda L. Hassen
Melinda L. Hassen

Minerva Partners, Ltd., A Texas Limited Partnership

By:	Malouf Interests, Inc.
its General Partner,

By:/s/ Matthew Malouf
Matthew Malouf, President
Recklaw Ventures, Ltd.

By:	Recklaw Management Co., Inc.
its General Partner

By:E.E. Treadaway
E.E. Treadaway

/s/ Thomas E. Hassen
Thomas E. Hassen

/s/ Melinda L. Hassen
Melinda L. Hassen

/s/ Michael T. Popejoy
Michael T. Popejoy

/s/ Rebecca B. Popejoy
Rebecca B. Popejoy

PFP Investments, LTD.

By:/s/ Jay Pack
Jay Pack, General Partner

ACKNOWLEDGMENTS

STATE OF TEXAS	§

COUNTY OF DALLAS	§
     The foregoing instrument was acknowledged before me on this 10th day of September, 2009 by Robert B. Rowling and wife, Terry H. Rowling.

/s/ Laura Ann Ruiz
Notary Public, State of Texas

STATE OF TEXAS	§

COUNTY OF DALLAS	§
     The foregoing instrument was acknowledged before me on this 29th day of September, 2009 by William C. Dunlap and wife, Deborah B. Dunlap.

/s/ Laura Ann Ruiz
Notary Public, State of Texas

STATE OF NEW YORK	§

COUNTY OF NEW YORK	§
     The foregoing instrument was acknowledged before me on this 31st day of August, 2009 by Thomas E. Hassen and wife, Melinda L. Hassen.

/s/ Margaret Cooney
Notary Public, State of New York

STATE OF TEXAS	§

COUNTY OF DALLAS	§
     The foregoing instrument was acknowledged before me on this 21st day of September, 2009 by Matthew Malouf, President of Malouf Interests, Inc., General Partner of Minerva Partners, LTD., a Texas limited partnership.

/s/ Bobby D. Roberts
Notary Public, State of Texas

STATE OF TEXAS	§

COUNTY OF HARRIS	§
     The foregoing instrument was acknowledged before me on this 30th day of September, 2009 by E.E. Treadaway, General Partner of Recklaw Management Co., Inc., General Partner of Reklaw Ventures, Ltd.

/s/ Dana Wardell
Notary Public, State of Texas

STATE OF TEXAS	§

COUNTY OF DALLAS	§
     The foregoing instrument was acknowledged before me on this 29th day of September, 2009 by Michael T. Popejoy and wife, Rebecca B. Popejoy.

/s/ Laura Ann Ruiz
Notary Public, State of Texas

STATE OF TEXAS	§

COUNTY OF DALLAS	§
     The foregoing instrument was acknowledged before me on this 31st day of August, 2009 by Jay Pack, General Partner of PFP Investments, LTD., a Texas limited partnership.

/s/ Joyce Parsell
Notary Public, State of Texas

STATE OF TEXAS	§

COUNTY OF TARRANT	§
     The foregoing instrument was acknowledged before me on this 14th day of October, 2009 by Ralph Manoushagian, Executive Vice President – Land of Approach Oil and Gas, Inc.

/s/ Diane B. Reid
Notary Public, State of Texas